Vessels and Equipment	6 Months Ended
Jun. 30, 2015
Property, Plant and Equipment [Abstract]
Vessels and Equipment
VESSELS AND EQUIPMENT

During the six months ended June 30, 2015, three newbuild LNGs, Golar Kelvin, Golar Snow and Golar Ice were delivered, at a total cost of $628.3 million. The Golar Eskimo was sold to Golar Partners in January 2015 and in February 2015, we sold the LNG carrier, Golar Viking, to Equinox at a sale price of $135.0 million resulting in a loss on disposal of $5.8 million. As at December 31, 2014, the vessel was recognised as "held-for-sale" with a net book value of $132.1 million.

Vessel held-for-sale

In April 2015, we purchased the Nigeria LNG Ltd vessel LNG Abuja for a consideration of $20.0 million. In June 2015, we agreed the sale of the vessel LNG Abuja for $19.0 million and the vessel was classified as "held for sale" in our consolidated balance sheet as at June 30, 2015 and an impairment loss of $1.0 million was recognised. The sale was completed on July 6, 2015.